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                                                                   EXHIBIT 10.22

FORM CD-450               U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)                                           [ ] GRANT [X] COOPERATIVE
DAO 203-26                                                           AGREEMENT
                                                       -------------------------
            FINANCIAL ASSISTANCE AWARD                 ACCOUNTING CODE
                                                               **SEE BELOW
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RECIPIENT NAME                                         AWARD NUMBER
Scientific Measurement Systems, Inc.                           70NANB5H1148
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STREET ADDRESS                                         FEDERAL SHARE OF COST
2209 Donley Drive                                      $       3,753,156.00
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CITY, STATE, ZIP CODE                                  RECIPIENT SHARE OF COST
Austin, TX  78758                                      $       3,906,346.00
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AWARD PERIOD                                           TOTAL ESTIMATED COST
September 1, 1995 - August 31, 1998                    $       7,659,502.00
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DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND  20899-0001
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AUTHORITY
Authorized by Section 5131 of P.L. 100-418, codified at 15 U.S.C. 278n, as modified by P.L. 102-245, the Final Rule 15 CFR Part 295, and Program Announcement ATP 95-02.
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PROJECT TITLE
'Fast, Volumetric X-ray Scanner for Three Dimensional Characterization of Critical Objects'
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This Award approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Award null and void.

[X] Department of Commerce Financial Assistance Standard Terms and Conditions

[X] Special Award Conditions

[X] Line Item Budget

[ ] OMB Circular A-21, Cost Principles for Educational Institutions

[ ] OMB Circular A-87, Cost Principles for State and Local Governments

[X] OMB Circular A-110, Grants and Agreements with Institutions of Higher
    Education, Hospitals, and Other Nonprofit Organizations Uniform Administrative Requirements

[ ] OMB Circular A-122, Cost Principles for Nonprofit Organizations

[ ] 15 CFR Part 24, Uniform Administrative Requirements for Grants and
    Cooperative Agreements to State and Local Governments

[ ] 15 CFR Part 29a, Audit Requirements for State and Local Governments

[ ] 15 CFR Part 29b, Audit Requirements for Institutions of Higher Education and
    Nonprofit Organizations

[X] 48 CFR Part 31, Contract Cost Principles and Procedures

[X] Other(s): General Terms and Conditions Advanced Technology Program - Joint
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Venture
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**ACCOUNTING CODE: CC 51505329 Ob.Cl. 4110 Req. No. 5150-6246  $1,211,334.00
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B-AE93-Y-C-F-N-A-48-05000 E.I.N.                      150/J. Boudreaux
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SIGNATURE OF DEPARTMENT OF                    TITLE            DATE
COMMERCE GRANTS OFFICER
Lisa K. Jandovitz  /s/ LISA K. JANDOVITZ      Grants Officer       9/26/95
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TYPED NAMED AND SIGNATURE OF                  TITLE            DATE
AUTHORIZED RECIPIENT OFFICIAL

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                                       2
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                           SPECIAL AWARD CONDITIONS
                  ADVANCED TECHNOLOGY PROGRAM - JOINT VENTURE
                    COOPERATIVE AGREEMENT NO. 70NANB5H11148


1.  RECIPIENT JOINT VENTURE ADMINISTRATOR CONTACT

The Recipient Joint Venture Administrator Contact's name, title, address, and telephone number are:

(Technical)             Dr. Forrest Hopkins
                        (512) 837-4712

(Administrative)        Mr. Keith Jezek  (512) 837-4712
                        Scientific Measurement Systems, Inc.
                        2209 Donley Drive
                        Austin, TX 78758


2.  JOINT VENTURE MEMBERS

The organizations named below have been approved as joint venture members to conduct research described herein. Any changes or new members must be approved in writing by the Grants Officer:

        GE Corporate Research and Development
        General Motors
        General Electric-Aircraft Engines
        EG&G Reticon
        Scientific Measurement Systems, Inc.


3.  GRANTS OFFICER

The Grants Officer's name, address, and telephone number are:

                               Lisa K. Jandovitz
                National Institute of Standards and Technology
                             Bldg. 301, Room B129
                          Gaithersburg, MD 20889-0001
                                (301) 975-5044


4.  GRANTS SPECIALIST

The Grants Specialist's name, address, and telephone number are:

                               Gwendolyn Simpson
                National Institute of Standards and Technology
                             Bldg. 301, Room B129
                          Gaithersburg, MD 20899-0001
                                (301) 975-6672


5.  PROJECT MANAGEMENT

a.  The Technical Project Manager's name, address, and telephone number are:

                                Jack Boudreaux
                National Institute of Standards and Technology
                             Bldg. 101, Room A625
                          Gaithersburg, MD 20899-0001
                                (301) 975-3560


b.  The Business Project Manager's name, address, and telephone number are:

                                 Michael Daum
                National Institute of Standards and Technology
                             Bldg. 101, Room A303
                          Gaithersburg, MD 20899-0001
                                (301) 975-45487


6.  PROJECT DESCRIPTION

All research shall be conducted in accordance with the Recipient's proposal dated February 28, 1995 and revised budget NIST Form 1263 dated September 22, 1995.


7.  FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a three-year
                                                                  ----------
period (referred to as the "project period") for a total amount of
$3,753,156.00 in Federal funds. However, Federal funding available at this time
-------------
is limited to $1,211,334.00 for the first year period (referred to as the
              -------------
"budget period"). Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion of the Agency. The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability will exist or result on the part of the Federal Government for payment of any portion of the remaining funds which have not been made available under the award. The notice of availability or non-availability of additional funding for the second and third year(s) will be made in writing
                              ------     -----
only by the Grants Officer. This written notification shall be made prior to or
--------------------------
no later than 30 days after the expiration of each year's activities.
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8.  COST SHARE

For the first year period, the cost sharing ratio applicable to this award is the Recipient's contribution of 51% ($1,260,776.00) and NIST's contribution of 49% ($1,211,334). Recipients must meet or exceed the cost share ratio on a quarterly financial reporting basis.


9.  CONTINGENCY:

No cost shall be charged to this cooperative agreement until a Joint Venture
(JV) Agreement has been submitted to and approved by the Grants Officer in writing. This cooperative agreement will be terminated for cause, and no cost will be paid under this award if the Recipient fails to submit a NIST accepted fully executed JV Agreement, a copy of the notification to the Department of Justice and Federal Trade Commission within 90 days from the date of receipt of this cooperative agreement. The JV Agreement must include, but not be limited to, terms which designate an organization to serve as the Administrator which has power of attorney to enter into this cooperative agreement for and on behalf of the entire Joint Venture; provide protection of intellectual property and providing a Government Use License; and address liability of the Joint Venture members.

Also, pending budget and administrative issues must be resolved within this 90 day period.